                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             AMKOR TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                 000-29472                            23-1722724
(State of other jurisdiction of incorporation)  (Commission Identification Number)  (IRS Employer Identification Number)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
              (Address of principal executive offices and zip code)

                                 (610) 431-9600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

PREVIOUS INDEPENDENT ACCOUNTANTS

Effective September 30, 2003, SyCip Gorres Velayo & Co. ("SGV"), a member practice of Ernst & Young Global, was replaced as external auditors of our wholly owned subsidiary, Amkor Technology Philippines, Inc. ("ATP"). SGV became a member practice of Ernst & Young Global beginning September 1, 2002. SGV was a member firm of Arthur Andersen at the time it provided its report on the combined financial statements of Amkor Technology Philippines (P1/P2), Inc. and Amkor Technology Philippines (P3/P4), Inc., which were the predecessor entities of ATP. PricewaterhouseCoopers LLP ("PwC"), our principal accountant, relied in its report on our consolidated financial statements on SGV's report on the financial statements of ATP as of and for the year ended December 31, 2002 and on SGV's report on the combined financial statements of ATP's predecessor entities as of and for the fiscal years ended December 31, 2001 and 2000. The replacement was approved by the Audit Committee of our Board of Directors. PwC, through one of its member firms, will expand the scope of its services to include the audit of ATP for the year ending December 31, 2003.

The independent auditors' reports of SGV on the financial statements of ATP or on the combined financial statements of its predecessor entities during the two most recent fiscal years ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through September 30, 2003, we had no disagreements with SGV on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of SGV, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During our two most recent fiscal years and through September 30, 2003, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided SGV with a copy of this disclosure, and we requested that SGV furnish us with a letter addressed to the Securities and Exchange Commission ("SEC"), stating whether it agrees with the above statements. A copy of SGV's letter to the SEC, dated September 30, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
16.1           SyCip Gorres Velayo & Co. letter regarding change of accountants.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMKOR TECHNOLOGY, INC.

                                        By: /s/ KENNETH T. JOYCE
                                        ------------------------
                                        Kenneth T. Joyce
                                        Chief Financial Officer

Dated: September 30, 2003